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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

     Date of Report (date of earliest event reported): September 4, 1996

                        MAX & ERMA'S RESTAURANTS, INC.
            (Exact Name of Registrant as Specified in its Charter)


Delaware                        0-11514                         31-1041397
(State or other               (Commission File                (IRS Employer
jurisdiction of                Number)                      Identification No.)
incorporation)


                             4849 Evanswood Drive
                             Columbus, OH. 43229
                  (Address of principal executive officers)


       Registrant's telephone number, including area code: 614/431-5800
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ITEM 5 - OTHER EVENTS.
- ----------------------

        On September 4, 1996, Max & Erma's Restaurants, Inc. (the "Company") announced that the Board of Directors of the Company authorized the Company, until January 31, 1997, to purchase up to 300,000 shares of the Company's common stock through the open market purchases or through privately negotiated transactions.

        The Company presently has 4,145,539 shares outstanding. Over the past 52 weeks, the Company's common stock has traded on the NASDAQ National Market between a high of $8.25 and a low of $5.50 and closed Thursday, September 12, 1996 at $6.50.



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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Max & Erma's Restaurants, Inc.

                                        By: /s/ TODD B. BARNUM
                                           -----------------------------------
                                           Todd B. Barnum, Chairman and
                                           Chief Executive Officer

Date: September 26, 1996


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